UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 6, 2019
NorthStar Realty Europe Corp.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-37597	32-0468861
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

590 Madison Avenue, 34th Floor, New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)
(212) 547-2600
(Registrant’s telephone number, including area code)
N/A
 (Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	NRE	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01 Other Events.
On August 6, 2019, the proposed merger of NorthStar Realty Europe Corp. (the “Company”) with and into Nighthawk Merger Sub LLC (“Merger Sub”), a wholly owned subsidiary of a fund managed by AXA Investment Managers - Real Assets (“AXA Investment Managers”), contemplated by the Agreement and Plan of Merger, dated July 3, 2019, among the Company, AXA Investment Managers, Merger Sub, Nighthawk Partnership Merger Sub LLC, and NorthStar Realty Europe Limited Partnership, was cleared by the German Federal Cartel Office under Sec. 39 Para. 1 GWB in respect of the German Competition Merger Control Provisions. The proposed merger remains subject to customary closing conditions, including approval by a majority of the Company’s stockholders.
Cautionary Statement Regarding Forward-Looking Statements
Certain statements in this Current Report on Form 8-K may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, or Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or Exchange Act. Forward-looking statements are generally identifiable by use of forward-looking terminology such as “may,” “will,” “should,” “potential,” “intend,” “expect,” “seek,” “anticipate,” “estimate,” “believe,” “could,” “project,” “predict,” “continue,” “future” or other similar words or expressions. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond the Company’s control, and may cause actual results to differ significantly from those expressed in any forward-looking statement. The factors that could cause actual results to differ materially include, but are not limited to, the occurrence of any event, change or other circumstance that could give rise to termination of the merger agreement; the exchange rates between the closing date and January 6, 2020; the closing date; the inability to complete the mergers due to the failure to obtain the Company stockholder approval, to meet expectations regarding the timing, accounting and tax treatment of the merger, or to satisfy other conditions to consummation of the merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the merger; risks related to disruption of management’s attention from the Company’s ongoing business operations due to the merger; the impact of the announcement of the mergers on relationships with third parties, including commercial counterparties, tenants and competitors; the Company’s ability to qualify and remain qualified as a as a real estate investment trust or REIT; and the impact of legislative, regulatory and competitive changes. The foregoing list of factors is not exhaustive. Additional information about these and other factors can be found in the Company’s reports filed from time to time with the Securities and Exchange Commission (the “SEC”), including the most recently filed Annual Report on Form 10-K for the fiscal year ended December 31, 2018. There can be no assurance that the mergers will in fact be consummated.

We caution investors not to unduly rely on any forward-looking statements. Any forward-looking statements speak only as of the date of this communication. The Company is not under any duty to update any of these forward-looking statements after the date of this communication, nor to conform prior statements to actual results or revised expectations, and the Company does not intend to do so.

Additional Information and Where to Find It
This Current Report on Form 8-K may be deemed to be solicitation material in respect of the merger. In connection with the merger, the Company filed a preliminary proxy statement on Schedule 14A on August 1, 2019, and intends to file other relevant documents with the SEC, including a proxy statement in definitive form. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE DEFINITIVE PROXY STATEMENT WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER.
Investors and security holders will be able to obtain, free of charge, a copy of the definitive proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. In addition, the proxy statement and our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and amendments to those reports filed or furnished pursuant to section 13(a) or 15(d) of the Exchange Act will be available free of charge through our website at https://www.nrecorp.com/ as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.
Participants in Solicitation
The Company and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the merger. Information about the directors and executive officers of the Company is set forth in the proxy statement for the Company’s 2019 Annual Meeting of Stockholders, which was filed with the SEC on July 11,

2019. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the merger.
No Offer or Solicitation

This Current Report on Form 8-K is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHSTAR REALTY EUROPE CORP.
	By:	/s/ Trevor K. Ross
		Name:	Trevor K. Ross
		Title:	Executive Vice President, General Counsel and Secretary
Date: August 8, 2019